DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Research Opportunities Fund

Diamond Hill Financial Long-Short Fund

Diamond Hill Strategic Income Fund

Supplement Dated November 6, 2015 to Prospectus Dated February 28, 2015

Effective December 31, 2015 at 4:00pm Eastern Time, the Diamond Hill Small Cap Fund (the “Fund”) will close to most new investors.

The Fund will remain open to additional investments under the following circumstances:

•	Existing shareholders of the Fund may add to their accounts, including through reinvestment of distributions.

•	Qualified defined contribution retirement plans, such as a 401(k), 403(b) or 457 plans, utilizing the Fund as an investment option on December 31, 2015 may continue to establish new participant accounts in the Fund for those Plans.

•	Financial Advisors who have clients invested in the Fund as of December 31, 2015 may establish new positions in the Fund for new clients where operationally feasible.

•	Investors may purchase the Fund through certain intermediary sponsored fee-based model programs, provided that the sponsor has received permission from Diamond Hill Funds that shares of the Fund may continue to be offered through the program. Approved or recommended lists are not considered model portfolios.

•	Trustees, Directors, and employees of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and their immediate family members may open new accounts and purchase shares of the Fund.

In general, the Fund will look to the financial intermediary to prevent a new account from being opened within an omnibus account at that intermediary. The Fund’s ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to financial intermediaries may vary depending upon the capabilities and cooperation of those intermediaries.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed above for any reason.

This Supplement and the Statutory Prospectus dated February 28, 2015, provide the information a prospective investor ought to know before investing and should be retained for future reference.